Corning Incorporated and Subsidiary Companies
Restated Consolidated Statements of Income
(In millions, except per share amounts)

Exhibit 99.3

                                                                          Fiscal Year Ended
                                                   --------------------------------------------------------------------------
                                                       1997          1996             1995             1994              1993
                                                   ------------  ------------      -----------      ----------       --------
Revenues:
  Net sales                                         $   3,516.8   $   3,024.0      $   2,644.7      $  2,367.5      $   2,018.4
  Royalty, interest, and dividend income                   37.5          29.7             26.7            23.7             25.7
                                                    -----------   -----------      -----------      ----------      -----------
                                                        3,554.3       3,053.7          2,671.4         2,391.2          2,044.1

Deductions:
  Cost of sales                                         2,042.3       1,830.1          1,608.7         1,464.2          1,307.0
  Selling, general and administrative expenses            541.6         499.4            404.1           384.6            327.1
  Research and development expenses                       250.3         189.2            172.2           169.7            165.3
  Provision for restructuring and other
    special charges                                                                       26.5 (b)                         65.5 (f)
  Interest expense                                         72.0          57.2             56.6            54.0             46.3
  Other, net                                               18.9          22.0             13.9            32.4             39.2
                                                    -----------   -----------      -----------      ----------      -----------

Income from continuing operations before
  taxes on income                                         629.2         455.8            389.4           286.3             93.7
Taxes on income from continuing operations                209.5         151.4            107.3            86.6              4.4
                                                    -----------   -----------      -----------      ----------      -----------
Income from continuing operations before
  minority interest and equity earnings                   419.7         304.4            282.1           199.7             89.3
Minority interest in earnings of subsidiaries             (76.3)        (52.5)           (64.3)          (48.7)           (15.1)
Dividends on convertible preferred securities
  of subsidiary                                           (13.7)        (13.7)           (13.7)           (6.1)
Equity in earnings (losses) of associated companies:
    Other than Dow Corning Corporation                     79.2          85.1             66.6            48.5             44.0
    Dow Corning Corporation                                                             (348.0)(b)        (2.8)          (144.5)
                                                    -----------   -----------      -----------      ----------      -----------
Income (loss) from Continuing Operations                  408.9         323.3            (77.3)(b)       190.6 (d)        (26.3)(f)
Income (loss) from discontinued operations,
  net of income taxes:
     Life science businesses                                           (167.3)(a)         20.7 (c)        59.0 (e)         39.9 (g)
     Consumer housewares business                          30.9          19.6              5.8            31.7            (28.8)
                                                    -----------   -----------      -----------      ----------      -----------
Net Income (Loss)                                   $     439.8   $     175.6      $     (50.8)     $    281.3      $     (15.2)
                                                    ===========   ===========      ===========      ==========      ===========

Basic Earnings per Share:
Continuing operations                               $      1.79   $      1.42      $     (0.35)(b)  $     0.89 (d)  $     (0.15)(f)
Discontinued operations                                    0.13         (0.66)(a)         0.12 (c)        0.43 (e)         0.06 (g)
                                                    -----------   -----------        ---------       ---------        ---------
                                                    $      1.92   $      0.76      $     (0.23)     $     1.32      $     (0.09)
                                                    ===========   ===========      ===========      ==========      ===========

Diluted Earnings per Share:
Continuing operations                               $      1.72   $      1.40      $     (0.35)(b)  $     0.88 (d)  $     (0.15)(f)
Discontinued operations                                    0.13         (0.62)(a)         0.12 (c)        0.42 (e)         0.06 (g)
                                                    -----------   -----------       ----------         -------        ---------
                                                    $      1.85   $      0.78      $     (0.23)     $     1.30      $     (0.09)
                                                    ===========   ===========      ===========      ==========      ===========
Shares used in computing earnings per share:
Basic earnings per share                                  228.1         227.1            226.6           211.8            192.0
                                                    ===========   ===========      ===========      ==========      ===========
Diluted earnings per share                                245.4         239.5            226.6           214.2            192.0
                                                    ===========   ===========      ===========      ==========      ===========


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

Corning Incorporated and Subsidiary Companies
Notes to Restated Consolidated Statements of Income

(a) On December 31, 1996, Corning distributed all of the shares of Quest Diagnostics Incorporated and Covance Inc., which collectively comprised Corning's Health Care Services segment, to its shareholders on a pro rata basis (the Distributions). Corning recorded a provision for loss on the Distributions of $176.5 million, or $0.78 per share.

(b) In 1995, Corning recognized a restructuring charge from continuing operations totaling $26.5 million ($16.1 million after tax), as a result of severance for workforce reductions in corporate staff groups and the write-off of production equipment caused by the decision to exit the manufacturing facility for glass-ceramic memory-disks.

       Corning also recorded an after-tax charge of $365.5 million to fully reserve its investment in Dow Corning Corporation (a 50%-owned equity company) as a result of Dow Corning Corporation filing for protection under Chapter 11 of the United States Bankruptcy Code in May 1995. Corning recognized equity earnings totaling $17.5 million from Dow Corning Corporation in the first quarter of 1995. Corning discontinued recognition of equity earnings from Dow Corning Corporation beginning in the second quarter of 1995.

(c) In 1995, discontinued operations included a restructuring charge totaling $40.5 million ($24.4 million after tax, or $0.11 per share).

(d) In 1994, Corning recognized a loss in equity earnings from Dow Corning Corporation totaling $2.8 million, which includes a $75.9 million reduction in equity earnings recorded by Corning as a result of a charge taken by Dow Corning Corporation related to breast-implant litigation.

(e) In 1994, discontinued operations included a restructuring charge totaling $82.3 million ($55.4 million after tax, or $0.26 per share).

(f) In 1993, Corning recognized a charge from continuing operations totaling $65.5 million ($41.8 million after tax) which included integration costs of the Costar acquisition and a planned company-wide restructuring program. Corning also recognized a non-operating gain totaling $4.2 million ($2.6 million after tax).

       Corning also recognized a loss in equity earnings from Dow Corning Corporation totaling $144.5 million, which includes a $203.1 million reduction in equity earnings recorded by Corning as a result of a charge taken by Dow Corning related to breast-implant litigation.

(g) In 1993, discontinued operations included restructuring and other special charges totaling $141.5 million ($78.7 million after tax, or $0.41 per share).

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

Corning Incorporated and Subsidiary Companies
Notes to Restated Consolidated Statements of Income
(Continued)

       The following analysis summarizes the impact of these items on Corning's net income and diluted earnings per share:

                                                                           Fiscal Year
                                                  ------------------------------------------------------------
                                                    1997         1996         1995         1994         1993
                                                  --------     --------     --------     --------      -------
Net Income
Before Unusual Items and
  Dow Corning Corporation                         $ 408.9      $  323.3     $  286.8     $  193.4      $ 157.4

Unusual items and Dow
  Corning Corporation:
   Dow Corning Corporation                                                    (348.0)        (2.8)      (144.5)
   Restructuring and other special
       charges, net of non-operating gains                                     (16.1)                    (39.2)
                                                  --------     --------     --------     --------      -------

Continuing operations                               408.9         323.3        (77.3)       190.6        (26.3)
Discontinued operations                              30.9        (147.7)        26.5         90.7         11.1
                                                  --------     --------     --------     --------      -------

Net Income (Loss)                                 $ 439.8      $  175.6     $  (50.8)    $  281.3      $ (15.2)
                                                  ========     ========     ========     ========      =======
Diluted Earnings Per Share
Before Unusual Items and
  Dow Corning Corporation                         $  1.72      $   1.40     $   1.26     $   0.89      $  0.81

Unusual items and Dow
  Corning Corporation:
    Dow Corning Corporation                                                    (1.54)       (0.01)       (0.76)
    Restructuring and other special
       charges, net of non-operating gains                                     (0.07)                    (0.20)
                                                  --------     --------     --------     --------      -------

Continuing operations                                1.72          1.40        (0.35)        0.88        (0.15)
Discontinued operations                               .13         (0.62)        0.12         0.42         0.06
                                                  --------     --------     --------     --------      -------
Net Income (Loss)                                 $  1.85      $   0.78     $  (0.23)    $   1.30      $ (0.09)
                                                  ========     ========     ========     ========      =======

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